UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 15, 2013

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On February 19, 2013, we issued a press release announcing our results of operations for the fourth quarter and full year 2012.  A copy of that release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The press release includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.  Such forward-looking statements are subject to risks and uncertainties, as disclosed from time to time in our filings with the Securities and Exchange Commission.  As a result of these factors, our actual results may differ materially from those indicated or implied by such forward-looking statements.

We also presented in the press release “non-GAAP” financial measures under Regulation G.  We presented our adjusted income (loss) derived from operating activities for all periods presented in the release.  The components of adjusted income (loss) derived from operating activities are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Adjusted income (loss) derived from operating activities is computed by subtracting the sum of direct costs, general and administrative expenses, depreciation and amortization, and earnings (losses) from U.S. oil and gas joint venture from the sum of Operating revenues and Earnings (losses) from unconsolidated affiliates.  As part of the press release information, we have provided a reconciliation of adjusted income (loss) derived from operating activities to income (loss) from continuing operations before income taxes, which is its nearest comparable GAAP financial measure.

We included our adjusted income (loss) derived from operating activities in the release because management evaluates the performance of our business units and the consolidated company based on several criteria, including adjusted income (loss) derived from operating activities, and because we believe this financial measure is an accurate reflection of our ongoing profitability.  We included the adjusted net income (loss) attributable to Nabors because we believe the non-GAAP financial measures to be more indicative of our ongoing operating results and financial condition.

Item 7.01                                           Regulation FD Disclosure.

We previously disclosed that on July 5, 2007, we received an inquiry from the U.S. Department of Justice relating to its investigation of one of our vendors and compliance with the Foreign Corrupt Practices Act. The inquiry related to transactions with and involving Panalpina, which provided freight forwarding and customs clearance services to some of our affiliates.  In 2012, the SEC advised us that it had concluded its review of the matter and did not intend to recommend any enforcement action against us. On February 15, 2013, the Department of Justice likewise advised us that it has concluded its inquiry, also without recommending any enforcement action against us.

Item 8.01.                                        Other Events.

On February 20, 2013, we will present certain information in connection with our call with shareholders, analysts and others relating to our results of operations discussed above.  Attached hereto as Exhibit 99.2 are slides that will be presented at that time.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release
99.2	Investor Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: February 20, 2013	By:	/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release
99.2	Investor Information